Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2012

Endurance Specialty Holdings Ltd. Wellesley House, 90 Pitts Bay Rd. Pembroke HM 08, Bermuda

Investor Relations Phone: (441) 278-0988 Fax: (441) 278-0493 email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2011 and 2010 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM—Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		Previous Quarter Change	Previous Year to Date Change
		2012	2011	2012	2011

HIGHLIGHTS	Net income (loss)	$40,118	$(20,018)	$195,143	$(66,358)	(300.4)%	394.1%
	Net income (loss) available (attributable) to common and participating common shareholders	31,930	(28,206)	170,579	(82,296)	(213.2)%	307.3%
	Net income (loss) allocated to common shareholders	31,436	(28,430)	167,751	(83,036)	(210.6)%	302.0%
	Operating income (loss) [a]	34,325	(24,706)	155,315	(96,875)	(238.9)%	260.3%
	Operating income (loss) available (attributable) to common and participating common shareholders [a]	26,137	(32,894)	130,751	(112,813)	(179.5)%	215.9%
	Operating income (loss) allocated to common shareholders [a]	25,733	(33,118)	128,583	(113,553)	(177.7)%	213.2%
	Operating cash flow	141,154	49,247	211,449	337,499	186.6%	(37.3)%
	Net investment income	45,882	14,100	134,723	106,443	225.4%	26.6%
	Gross premiums written	621,255	700,866	2,286,980	2,204,148	(11.4)%	3.8%
	Net premiums written	514,080	551,327	1,841,549	1,791,957	(6.8)%	2.8%
	Net premiums earned	551,872	561,493	1,482,847	1,430,904	(1.7)%	3.6%
	Total assets	9,754,355	8,834,237	9,754,355	8,834,237	10.4%	10.4%
	Total shareholders’ equity	2,810,874	2,635,950	2,810,874	2,635,950	6.6%	6.6%

PER SHARE AND SHARES DATA	Basic earnings (losses) per common share
	Net income (loss) (as reported)	$0.74	$(0.71)	$3.94	$(2.07)	(204.2)%	290.3%
	Operating income (loss) (as reported) [a]	$0.60	$(0.83)	$3.02	$(2.83)	(172.3)%	206.7%
	Diluted earnings (losses) per common share
	Net income (loss) (as reported)	$0.74	$(0.71)	$3.94	$(2.07)	(204.2)%	290.3%
	Operating income (loss) (as reported) [a]	$0.60	$(0.83)	$3.02	$(2.83)	(172.3)%	206.7%
As Reported	Weighted average common shares outstanding	42,628	39,765	42,556	40,071	7.2%	6.2%
	Weighted average common shares outstanding and dilutive potential common shares [e]	42,658	39,765	42,594	40,071	7.3%	6.3%
	Common dividends paid per share	$0.31	$0.30	$0.93	$0.90	3.3%	3.3%
Book Value Per	Book value [b]	$55.85	$55.47	$55.85	$55.47	0.7%	0.7%
Common Share	Diluted book value (treasury stock method) [b]	$54.95	$51.63	$54.95	$51.63	6.4%	6.4%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss) [c]	1.4%	(1.3)%	7.5%	(3.4)%	2.7	10.9
	ROAE, operating income (loss) [a] [c]	1.1%	(1.5)%	5.7%	(4.6)%	2.6	10.3
	Return on beg. common equity (ROBE), net income (loss) [d]	1.4%	(1.3)%	7.8%	(3.1)%	2.7	10.9
	ROBE, operating income (loss) [a] [d]	1.1%	(1.5)%	6.0%	(4.3)%	2.6	10.3
	Annualized ROAE, net income (loss) [c]	5.4%	(5.1)%	10.0%	(4.5)%	10.5	14.5
	Annualized ROAE, operating income (loss) [a] [c]	4.5%	(5.9)%	7.6%	(6.2)%	10.4	13.8
	Annualized ROBE, net income (loss) [d]	5.5%	(5.0)%	10.4%	(4.1)%	10.5	14.5
	Annualized ROBE, operating income (loss) [a] [d]	4.5%	(5.9)%	8.0%	(5.7)%	10.4	13.7
	Annualized investment yield	3.0%	0.4%	2.9%	2.6%	2.6	0.3
GAAP	Loss ratio	73.8%	81.3%	68.5%	85.3%	(7.5)	(16.8)
	Acquisition expense ratio	16.1%	12.9%	15.5%	14.4%	3.2	1.1
	General and administrative expense ratio	9.6%	10.4%	12.2%	13.3%	(0.8)	(1.1)

	Combined ratio	99.5%	104.6%	96.2%	113.0%	(5.1)	(16.8)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income (loss).
[b]	For detailed calculations, please refer to page 32.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$621,255	$604,076	$1,061,649	$262,966	$700,866	$555,574
Premiums ceded	(107,175)	(119,663)	(218,593)	(75,102)	(149,539)	(103,690)

Net premiums written	$514,080	$484,413	$843,056	$187,864	$551,327	$451,884
Change in unearned premiums	37,792	34,927	(431,421)	312,625	10,166	17,909

Net premiums earned	$551,872	$519,340	$411,635	$500,489	$561,493	$469,793
Other underwriting (loss) income	(1,347)	19	(335)	(1,425)	(2,141)	322

Total underwriting revenues	$550,525	$519,359	$411,300	$499,064	$559,352	$470,115

UNDERWRITING EXPENSES
Net losses and loss expenses	$407,523	$345,897	$262,767	$412,152	$456,691	$266,132
Acquisition expenses	88,782	72,128	68,489	77,157	72,249	67,443
General and administrative expenses	52,715	62,609	66,041	73,731	58,574	59,523

Total underwriting expenses	$549,020	$480,634	$397,297	$563,040	$587,514	$393,098

Underwriting income (loss)	$1,505	$38,725	$14,003	$(63,976)	$(28,162)	$77,017

OTHER OPERATING REVENUE
Net investment income	$45,882	$31,766	$57,075	$40,594	$14,100	$53,654
Interest expense	(9,041)	(9,044)	(9,047)	(9,088)	(9,055)	(9,051)
Amortization of intangibles	(2,434)	(2,777)	(2,777)	(2,413)	(2,976)	(2,588)

Total other operating revenue	$34,407	$19,945	$45,251	$29,093	$2,069	$42,015

INCOME (LOSS) BEFORE OTHER ITEMS	$35,912	$58,670	$59,254	$(34,883)	$(26,093)	$119,032
OTHER
Net foreign exchange (losses) gains	$(3,774)	$336	$18,137	$(233)	$4,085	$12,565
Net realized and unrealized investment gains	10,097	14,958	5,203	5,331	1,033	8,973
Total other-than-temporary impairment losses	(126)	(148)	—	(751)	(168)	(1,140)
Portion of loss recognised in other comprehensive income	(5)	(259)	(219)	50	(72)	(240)

Net impairment losses recognised in earnings (losses)	(131)	(407)	(219)	(701)	(240)	(1,380)
Income tax (expense) benefit	(1,986)	(1,074)	167	3,110	1,197	(62)

NET INCOME (LOSS)	$40,118	$72,483	$82,542	$(27,376)	$(20,018)	$139,128
Preferred dividends	(8,188)	(8,188)	(8,188)	(8,187)	(8,188)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$31,930	$64,295	$74,354	$(35,563)	$(28,206)	$135,253

KEY RATIOS/PER SHARE DATA
Loss ratio	73.8%	66.5%	63.9%	82.4%	81.3%	56.6%
Acquisition expense ratio	16.1%	13.9%	16.6%	15.4%	12.9%	14.4%
General and administrative expense ratio	9.6%	12.1%	16.0%	14.7%	10.4%	12.7%

Combined ratio	99.5%	92.5%	96.5%	112.5%	104.6%	83.7%

Basic earnings (losses) per common share	$0.74	$1.48	$1.72	$(0.88)	$(0.71)	$2.64
Diluted earnings (losses) per common share	$0.74	$1.48	$1.72	$(0.88)	$(0.71)	$2.51
ROAE, net income (loss) [a]	1.4%	2.8%	3.4%	(1.6)%	(1.3)%	5.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (2010—$200 million).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$2,286,980	$2,204,148	$1,864,011	$2,467,114	$2,053,236
Premiums ceded	(445,431)	(412,191)	(258,382)	(487,293)	(289,492)

Net premiums written	$1,841,549	$1,791,957	$1,605,629	$1,979,821	$1,763,744
Change in unearned premiums	(358,702)	(361,053)	(314,252)	(48,428)	(22,631)

Net premiums earned	$1,482,847	$1,430,904	$1,291,377	$1,931,393	$1,741,113
Other underwriting loss	(1,663)	(2,122)	(2,046)	(3,547)	(1,636)

Total underwriting revenues	$1,481,184	$1,428,782	$1,289,331	$1,927,846	$1,739,477

UNDERWRITING EXPENSES
Losses and loss expenses	$1,016,187	$1,220,514	$791,676	$1,632,666	$1,038,100
Acquisition expenses	229,399	205,754	198,095	282,911	264,228
General and administrative expenses	181,365	190,421	174,164	264,152	241,920

Total underwriting expenses	$1,426,951	$1,616,689	$1,163,935	$2,179,729	$1,544,248

Underwriting income (loss)	$54,233	$(187,907)	$125,396	$(251,883)	$195,229

OTHER OPERATING REVENUE
Net investment income	$134,723	$106,443	$143,484	$147,037	$200,358
Interest expense	(27,132)	(27,166)	(25,709)	(36,254)	(34,762)
Amortization of intangibles	(7,988)	(8,800)	(7,764)	(11,213)	(10,460)

Total other operating revenue	$99,603	$70,477	$110,011	$99,570	$155,136

INCOME (LOSS) BEFORE OTHER ITEMS	$153,836	$(117,430)	$235,407	$(152,313)	$350,365
OTHER
Net foreign exchange gains	$14,699	$7,655	$6,465	$7,422	$2,989
Net realized and unrealized investment gains	30,258	26,340	15,174	31,671	22,488
Total other-than-temporary impairment losses	(274)	(1,908)	(2,647)	(2,659)	(2,695)
Portion of loss recognised in other comprehensive income	(483)	(911)	(586)	(861)	(1,249)

Net impairment losses recognised in earnings (losses)	(757)	(2,819)	(3,233)	(3,520)	(3,944)
Income tax (expense) benefit	(2,893)	19,896	(303)	23,006	(7,160)

NET INCOME (LOSS)	$195,143	$(66,358)	$253,510	$(93,734)	$364,738
Preferred dividends	(24,564)	(15,938)	(11,625)	(24,125)	(15,500)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$170,579	$(82,296)	$241,885	$(117,859)	$349,238

KEY RATIOS/PER SHARE DATA
Loss ratio	68.5%	85.3%	61.3%	84.6%	59.6%
Acquisition expense ratio	15.5%	14.4%	15.3%	14.6%	15.2%
General and administrative expense ratio	12.2%	13.3%	13.5%	13.7%	13.9%

Combined ratio	96.2%	113.0%	90.1%	112.9%	88.7%

Basic earnings (losses) per common share	$3.94	$(2.07)	$4.56	$(2.95)	$6.73
Diluted earnings (losses) per common share	$3.94	$(2.07)	$4.33	$(2.95)	$6.38
ROAE, net income (loss) [a]	7.5%	(3.4)%	9.1%	(4.9)%	13.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010 and as of September 30, 2010, liquidation value of $430 million as of September 30, 2012 and 2011 and December 31, 2011).

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011
ASSETS
Cash and cash equivalents	$895,776	$842,180	$679,634	$890,914	$623,944	$750,844
Fixed maturity investments available for sale, at fair value	5,052,963	5,081,814	5,131,035	4,831,966	4,998,142	4,961,948
Short term investments available for sale, at fair value	62,713	40,913	54,919	67,802	323,119	303,895
Equity securities available for sale, at fair value	83,085	70,652	67,238	59,767	49,323	32,322
Other investments	478,911	478,860	432,428	432,658	386,785	395,078
Premiums receivable, net	1,136,130	1,289,478	1,188,186	544,017	1,100,867	1,122,291
Insurance and reinsurance balances receivable	112,926	115,904	95,840	92,710	91,588	32,189
Deferred acquisition costs	215,811	196,693	191,690	166,049	203,455	182,870
Securities lending collateral	—	—	—	—	—	84,652
Prepaid reinsurance premiums	228,854	258,522	280,094	149,670	204,961	198,708
Losses recoverable	1,076,647	618,447	497,522	666,928	479,132	369,081
Accrued investment income	23,937	27,383	25,669	29,708	30,851	31,189
Goodwill and intangible assets	174,309	176,743	179,051	181,828	183,857	186,835
Deferred tax assets	36,092	36,376	34,802	33,355	40,253	38,144
Receivable on pending investment sales	76,907	30,776	33,969	77,821	37,947	3,685
Other assets	99,294	75,387	76,751	67,422	80,013	66,309

TOTAL ASSETS	$9,754,355	$9,340,128	$8,968,828	$8,292,615	$8,834,237	$8,760,040

LIABILITIES
Reserve for losses and loss expenses	$4,509,442	$3,984,622	$3,760,829	$3,824,224	$3,910,537	$3,748,124
Reserve for unearned premiums	1,370,491	1,437,482	1,494,324	932,108	1,299,864	1,304,146
Deposit liabilities	23,557	24,938	26,950	26,887	28,860	30,300
Reinsurance balances payable	256,674	306,122	293,726	189,488	244,769	209,548
Securities lending payable	—	—	—	—	—	84,652
Debt	527,341	527,299	527,180	528,118	528,664	528,540
Payable on pending investment purchases	102,874	186,652	65,385	55,243	56,496	80,532
Other liabilities	153,102	125,771	115,896	125,382	129,097	103,922

TOTAL LIABILITIES	$6,943,481	$6,592,886	$6,284,290	$5,681,450	$6,198,287	$6,089,764

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200	9,200
Common shares	43,294	43,296	43,387	43,087	40,517	40,509
Additional paid-in capital	533,284	531,145	528,677	526,910	512,323	509,165
Accumulated other comprehensive income	193,239	150,252	140,795	130,392	123,846	120,982
Retained earnings	2,023,857	2,005,349	1,954,479	1,893,576	1,942,064	1,982,420

TOTAL SHAREHOLDERS’ EQUITY	$2,810,874	$2,747,242	$2,684,538	$2,611,165	$2,635,950	$2,670,276

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,754,355	$9,340,128	$8,968,828	$8,292,615	$8,834,237	$8,760,040

Book value per common share	$55.85	$54.37	$52.97	$51.48	$55.47	$56.35
Diluted book value per common share (treasury stock method)	$54.95	$53.48	$51.90	$50.56	$51.63	$52.20
RATIOS
Debt-to-capital	15.8%	16.1%	16.4%	16.8%	16.7%	16.5%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of July 1, 2012 is equal to 16.6% of Shareholders’ Equity as of September 30, 2012

		Estimated Occurrence Net Loss as of July 1, 2012					July 1, 2011	July 1, 2010
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period
United States	Hurricane*	$238	$340	$407	$468	$571	$564	$510
Europe	Windstorm	104	187	260	344	456	445	399
California	Earthquake	51	228	350	412	547	442	435
Japan	Windstorm	20	104	173	247	290	268	349
Northwest U.S.	Earthquake	1	9	57	184	356	241	236
Japan	Earthquake	11	66	99	138	201	185	133
United States	Tornado/Hail	40	59	76	96	123	98	72
Australia	Earthquake	—	5	27	83	175	95	52
New Zealand	Earthquake	—	1	6	22	53	34	37
Australia	Windstorm	1	6	18	37	75	39	27
New Madrid	Earthquake	—	—	1	11	100	14	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

*	United States Windstorm estimated net losses as of July 1, 2012 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

Net Premiums Written = $1,841.5 million

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012			SEPT. 30, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$324,808	$296,447	$621,255	$450,451	$250,415	$700,866

Net premiums written	$221,265	$292,815	$514,080	$303,210	$248,117	$551,327

Net premiums earned	$283,273	$268,599	$551,872	$318,602	$242,891	$561,493
Other underwriting (loss) income	(1,384)	37	(1,347)	(2,875)	734	(2,141)

Total underwriting revenues	$281,889	$268,636	$550,525	$315,727	$243,625	$559,352

UNDERWRITING EXPENSES
Net losses and loss expenses	$288,750	$118,773	$407,523	$260,206	$196,485	$456,691
Acquisition expenses	24,506	64,276	88,782	18,738	53,511	72,249
General and administrative expenses	29,409	23,306	52,715	29,328	29,246	58,574

Total expenses	$342,665	$206,355	$549,020	$308,272	$279,242	$587,514

UNDERWRITING (LOSS) INCOME	$(60,776)	$62,281	$1,505	$7,455	$(35,617)	$(28,162)

GAAP RATIOS
Loss ratio	101.9%	44.2%	73.8%	81.7%	81.0%	81.3%
Acquisition expense ratio	8.7%	23.9%	16.1%	5.9%	22.0%	12.9%
General and administrative expense ratio	10.4%	8.7%	9.6%	9.2%	12.0%	10.4%

Combined ratio AS REPORTED	121.0%	76.8%	99.5%	96.8%	115.0%	104.6%

Effect of favorable prior accident year reserve development	6.2%	14.2%	10.1%	3.9%	13.2%	7.9%

Combined ratio net of prior accident year reserve development	127.2%	91.0%	109.6%	100.7%	128.2%	112.5%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$324,808	$292,659	$635,347	$167,766	$450,451	$303,561

Net premiums written	$221,265	$186,659	$427,781	$96,478	$303,210	$204,293

Net premiums earned	$283,273	$266,085	$161,630	$251,101	$318,602	$242,766
Other underwriting (loss) income	(1,384)	(1,300)	—	(493)	(2,875)	473

Total underwriting revenues	$281,889	$264,785	$161,630	$250,608	$315,727	$243,239

UNDERWRITING EXPENSES
Net losses and loss expenses	$288,750	$208,504	$113,702	$214,681	$260,206	$172,015
Acquisition expenses	24,506	17,545	16,214	20,388	18,738	17,356
General and administrative expenses	29,409	32,819	34,435	43,754	29,328	29,256

Total expenses	$342,665	$258,868	$164,351	$278,823	$308,272	$218,627

UNDERWRITING (LOSS) INCOME	$(60,776)	$5,917	$(2,721)	$(28,215)	$7,455	$24,612

GAAP RATIOS
Loss ratio	101.9%	78.4%	70.4%	85.5%	81.7%	70.9%
Acquisition expense ratio	8.7%	6.6%	10.0%	8.1%	5.9%	7.1%
General and administrative expense ratio	10.4%	12.3%	21.3%	17.4%	9.2%	12.1%

Combined ratio AS REPORTED	121.0%	97.3%	101.7%	111.0%	96.8%	90.1%

Effect of favorable prior accident year reserve development	6.2%	5.1%	4.9%	0.2%	3.9%	3.9%

Combined ratio net of prior accident year reserve development	127.2%	102.4%	106.6%	111.2%	100.7%	94.0%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
UNDERWRITING REVENUES
Gross premiums written	$296,447	$311,417	$426,302	$95,200	$250,415	$252,013

Net premiums written	$292,815	$297,754	$415,275	$91,386	$248,117	$247,591

Net premiums earned	$268,599	$253,255	$250,005	$249,388	$242,891	$227,027
Other underwriting income (loss)	37	1,319	(335)	(932)	734	(151)

Total underwriting revenues	$268,636	$254,574	$249,670	$248,456	$243,625	$226,876

UNDERWRITING EXPENSES
Net losses and loss expenses	$118,773	$137,393	$149,065	$197,471	$196,485	$94,117
Acquisition expenses	64,276	54,583	52,275	56,769	53,511	50,087
General and administrative expenses	23,306	29,790	31,606	29,977	29,246	30,267

Total expenses	$206,355	$221,766	$232,946	$284,217	$279,242	$174,471

UNDERWRITING INCOME (LOSS)	$62,281	$32,808	$16,724	$(35,761)	$(35,617)	$52,405

GAAP RATIOS
Loss ratio	44.2%	54.2%	59.7%	79.2%	81.0%	41.5%
Acquisition expense ratio	23.9%	21.6%	20.9%	22.8%	22.0%	22.1%
General and administrative expense ratio	8.7%	11.8%	12.6%	12.0%	12.0%	13.3%

Combined ratio AS REPORTED	76.8%	87.6%	93.2%	114.0%	115.0%	76.9%

Effect of favorable prior accident year reserve development	14.2%	2.3%	3.6%	16.6%	13.2%	11.3%

Combined ratio net of prior accident year reserve development	91.0%	89.9%	96.8%	130.6%	128.2%	88.2%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
INSURANCE SEGMENT
Agriculture	$171,826	$133,439	$533,667	$46,260	$289,656	$156,162
Professional lines	43,209	51,019	36,345	45,110	39,559	43,381
Casualty	54,704	68,088	37,827	46,370	57,520	40,538
Property	18,900	18,182	9,844	18,669	30,049	30,295
Healthcare liability	34,076	19,922	16,653	10,276	33,652	34,024
Surety and other specialty	2,093	2,009	1,011	1,081	15	(839)

TOTAL INSURANCE	$324,808	$292,659	$635,347	$167,766	$450,451	$303,561

REINSURANCE SEGMENT
Catastrophe	$38,871	$172,222	$143,182	$15,250	$46,275	$45,513
Casualty	77,781	58,897	121,674	59,231	56,293	81,167
Property	157,742	54,026	106,746	15,087	129,203	111,395
Aerospace and Marine	9,914	18,288	25,629	1,119	5,891	4,184
Surety and other specialty	12,139	7,984	29,071	4,513	12,753	9,754

TOTAL REINSURANCE	$296,447	$311,417	$426,302	$95,200	$250,415	$252,013

REPORTED TOTALS	$621,255	$604,076	$1,061,649	$262,966	$700,866	$555,574

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
INSURANCE SEGMENT
Agriculture	$106,180	$67,249	$354,920	$9,121	$185,017	$89,119
Professional lines	34,804	42,832	30,205	38,402	30,812	38,522
Casualty	32,397	43,549	26,463	30,139	37,664	23,700
Property	13,595	11,990	833	8,668	17,681	21,366
Healthcare liability	32,196	19,031	14,348	9,067	32,021	32,393
Surety and other specialty	2,093	2,008	1,012	1,081	15	(807)

TOTAL INSURANCE	$221,265	$186,659	$427,781	$96,478	$303,210	$204,293

REINSURANCE SEGMENT
Catastrophe	$36,484	$158,865	$133,718	$14,753	$43,868	$41,154
Casualty	77,781	58,895	120,437	59,234	56,292	81,163
Property	157,742	54,033	106,746	15,087	129,203	111,395
Aerospace and Marine	9,914	18,287	25,593	768	6,002	4,184
Surety and other specialty	10,894	7,674	28,781	1,544	12,752	9,695

TOTAL REINSURANCE	$292,815	$297,754	$415,275	$91,386	$248,117	$247,591

REPORTED TOTALS	$514,080	$484,413	$843,056	$187,864	$551,327	$451,884

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	SEPT. 30, 2010
INSURANCE SEGMENT
Agriculture	$183,277	$162,703	$59,969	$146,068	$215,830	$134,864
Professional lines	35,577	36,719	33,884	37,580	34,343	38,085
Casualty	33,122	34,239	33,974	30,765	32,343	25,682
Property	11,359	12,906	14,543	16,735	16,636	24,000
Healthcare liability	18,699	18,463	18,799	19,168	19,435	20,942
Surety and other specialty	1,239	1,055	461	785	15	(807)

TOTAL INSURANCE	$283,273	$266,085	$161,630	$251,101	$318,602	$242,766

REINSURANCE SEGMENT
Catastrophe	$85,983	$81,334	$82,337	$82,197	$86,395	$74,675
Casualty	79,135	74,049	73,252	73,838	68,882	71,844
Property	74,818	70,546	68,378	67,911	62,519	56,975
Aerospace and Marine	15,516	14,674	14,357	13,052	12,236	8,602
Surety and other specialty	13,147	12,652	11,681	12,390	12,859	14,931

TOTAL REINSURANCE	$268,599	$253,255	$250,005	$249,388	$242,891	$227,027

REPORTED TOTALS	$551,872	$519,340	$411,635	$500,489	$561,493	$469,793

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE NINE MONTHS ENDED
	SEPT. 30, 2012			SEPT. 30, 2011
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,252,814	$1,034,166	$2,286,980	$1,302,032	$902,116	$2,204,148

Net premiums written	$835,705	$1,005,844	$1,841,549	$909,012	$882,945	$1,791,957

Net premiums earned	$710,988	$771,859	$1,482,847	$730,491	$700,413	$1,430,904
Other underwriting (loss) income	(2,684)	1,021	(1,663)	(2,875)	753	(2,122)

Total underwriting revenues	$708,304	$772,880	$1,481,184	$727,616	$701,166	$1,428,782

UNDERWRITING EXPENSES
Losses and loss expenses	$610,956	$405,231	$1,016,187	$550,438	$670,076	$1,220,514
Acquisition expenses	58,265	171,134	229,399	50,907	154,847	205,754
General and administrative expenses	96,663	84,702	181,365	102,361	88,060	190,421

Total expenses	$765,884	$661,067	$1,426,951	$703,706	$912,983	$1,616,689

UNDERWRITING (LOSS) INCOME	$(57,580)	$111,813	$54,233	$23,910	$(211,817)	$(187,907)

GAAP RATIOS
Loss ratio	85.9%	52.4%	68.5%	75.3%	95.6%	85.3%
Acquisition expense ratio	8.2%	22.2%	15.5%	7.0%	22.1%	14.4%
General and administrative expense ratio	13.6%	11.0%	12.2%	14.0%	12.6%	13.3%

Combined ratio AS REPORTED	107.7%	85.6%	96.2%	96.3%	130.3%	113.0%

Effect of favorable prior accident year reserve development	5.5%	6.9%	6.2%	9.6%	9.7%	9.6%

Combined ratio net of prior accident year reserve development	113.2%	92.5%	102.4%	105.9%	140.0%	122.6%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,252,814	$1,302,032	$999,528	$1,469,798	$1,112,192

Net premiums written	$835,705	$909,012	$748,221	$1,005,490	$829,864

Net premiums earned	$710,988	$730,491	$616,300	$981,592	$821,828
Other underwriting (loss) income	(2,684)	(2,875)	471	(3,368)	475

Total underwriting revenues	$708,304	$727,616	$616,771	$978,224	$822,303

UNDERWRITING EXPENSES
Losses and loss expenses	$610,956	$550,438	$428,872	$765,119	$558,040
Acquisition expenses	58,265	50,907	51,336	71,295	63,556
General and administrative expenses	96,663	102,361	86,523	146,115	123,335

Total expenses	$765,884	$703,706	$566,731	$982,529	$744,931

UNDERWRITING (LOSS) INCOME	$(57,580)	$23,910	$50,040	$(4,305)	$77,372

GAAP RATIOS
Loss ratio	85.9%	75.3%	69.6%	77.9%	67.9%
Acquisition expense ratio	8.2%	7.0%	8.4%	7.3%	7.7%
General and administrative expense ratio	13.6%	14.0%	14.0%	14.9%	15.0%

Combined ratio AS REPORTED	107.7%	96.3%	92.0%	100.1%	90.6%

Effect of favorable prior accident year reserve development	5.5%	9.6%	5.7%	7.2%	5.7%

Combined ratio net of prior accident year reserve development	113.2%	105.9%	97.7%	107.3%	96.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
UNDERWRITING REVENUES
Gross premiums written	$1,034,166	$902,116	$864,483	$997,316	$941,044

Net premiums written	$1,005,844	$882,945	$857,408	$974,331	$933,880

Net premiums earned	$771,859	$700,413	$675,077	$949,801	$919,285
Other underwriting income (loss)	1,021	753	(2,517)	(179)	(2,111)

Total underwriting revenues	$772,880	$701,166	$672,560	$949,622	$917,174

UNDERWRITING EXPENSES
Losses and loss expenses	$405,231	$670,076	$362,804	$867,547	$480,060
Acquisition expenses	171,134	154,847	146,759	211,616	200,672
General and administrative expenses	84,702	88,060	87,641	118,037	118,585

Total expenses	$661,067	$912,983	$597,204	$1,197,200	$799,317

UNDERWRITING INCOME (LOSS)	$111,813	$(211,817)	$75,356	$(247,578)	$117,857

GAAP RATIOS
Loss ratio	52.4%	95.6%	53.7%	91.3%	52.2%
Acquisition expense ratio	22.2%	22.1%	21.8%	22.3%	21.8%
General and administrative expense ratio	11.0%	12.6%	13.0%	12.4%	12.9%

Combined ratio AS REPORTED	85.6%	130.3%	88.5%	126.0%	86.9%

Effect of favorable prior accident year reserve development	6.9%	9.7%	10.1%	11.5%	8.7%

Combined ratio net of prior accident year reserve development	92.5%	140.0%	98.6%	137.5%	95.6%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$838,932	$855,486	$560,531	$901,746	$567,461
Professional lines	130,573	124,209	133,456	169,319	170,146
Casualty	160,619	159,580	130,172	205,950	167,549
Property	46,926	90,643	99,976	109,312	122,110
Healthcare liability	70,651	72,243	76,782	82,519	87,593
Surety and other specialty	5,113	(129)	(1,389)	952	(2,667)

TOTAL INSURANCE	$1,252,814	$1,302,032	$999,528	$1,469,798	$1,112,192

REINSURANCE SEGMENT
Catastrophe	$354,275	$330,771	$291,990	$346,021	$309,886
Casualty	258,352	218,264	246,060	277,495	294,030
Property	318,514	251,475	215,916	266,562	224,544
Aerospace and Marine	53,831	53,472	46,381	54,591	48,761
Surety and other specialty	49,194	48,134	64,136	52,647	63,823

TOTAL REINSURANCE	$1,034,166	$902,116	$864,483	$997,316	$941,044

REPORTED TOTALS	$2,286,980	$2,204,148	$1,864,011	$2,467,114	$2,053,236

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$528,349	$577,538	$402,395	$586,659	$404,767
Professional lines	107,841	99,560	115,546	137,962	148,717
Casualty	102,409	107,234	82,265	137,373	107,801
Property	26,418	56,262	76,404	64,930	88,299
Healthcare liability	65,575	68,542	72,947	77,609	82,893
Surety and other specialty	5,113	(124)	(1,336)	957	(2,613)

TOTAL INSURANCE	$835,705	$909,012	$748,221	$1,005,490	$829,864

REINSURANCE SEGMENT
Catastrophe	$329,067	$314,328	$287,721	$329,081	$305,617
Casualty	257,113	217,463	245,257	276,697	293,222
Property	318,521	251,475	215,916	266,562	224,544
Aerospace and Marine	53,794	51,567	44,316	52,335	46,696
Surety and other specialty	47,349	48,112	64,198	49,656	63,801

TOTAL REINSURANCE	$1,005,844	$882,945	$857,408	$974,331	$933,880

REPORTED TOTALS	$1,841,549	$1,791,957	$1,605,629	$1,979,821	$1,763,744

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2012	SEPT. 30, 2011	SEPT. 30, 2010	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Agriculture	$405,949	$418,590	$297,466	$564,658	$397,643
Professional lines	106,180	108,306	117,317	145,886	154,484
Casualty	101,335	90,820	76,655	121,585	105,070
Property	38,808	52,795	65,946	69,530	86,308
Healthcare liability	55,961	60,104	60,416	79,272	81,100
Surety and other specialty	2,755	(124)	(1,500)	661	(2,777)

TOTAL INSURANCE	$710,988	$730,491	$616,300	$981,592	$821,828

REINSURANCE SEGMENT
Catastrophe	$249,654	$244,477	$236,091	$326,674	$315,708
Casualty	226,436	204,276	198,266	278,114	272,968
Property	213,742	173,614	163,053	241,525	227,282
Aerospace and Marine	44,547	38,977	33,606	52,029	44,918
Surety and other specialty	37,480	39,069	44,061	51,459	58,409

TOTAL REINSURANCE	$771,859	$700,413	$675,077	$949,801	$919,285

REPORTED TOTALS	$1,482,847	$1,430,904	$1,291,377	$1,931,393	$1,741,113

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	FOR THE NINE MONTHS ENDED SEPT. 30, 2012
Average common equity [a]	$2,281,020
Net premiums earned	$1,482,847
Combined ratio	96.2%
Operating margin	3.8%
Premium leverage	0.65	x
Implied ROAE from underwriting activity	2.5%
Average cash and invested assets at amortized cost	$6,273,418
Investment leverage	2.75	x
Year to date investment income yield, pretax	2.1%
Implied ROAE from investment activity	5.8%
Financing Costs [b]	(2.3)%
Implied Pre-tax Operating ROAE, for period [c]	6.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	SEPT. 30, 2012		JUNE 30, 2012		MAR. 31, 2012		DEC. 31, 2011		2011		2010
Average common equity [a]	$2,349,058		$2,285,890		$2,217,852		$2,193,558		$2,451,346		$2,617,718
Net premiums earned	$551,872		$519,340		$411,635		$500,489		$1,931,393		$1,741,113
Premium leverage	0.23	x	0.23	x	0.19	x	0.23	x	0.79	x	0.67	x
Annualized premium leverage	0.92	x	0.92	x	0.76	x	0.92	x	0.79	x	0.67	x
Average cash and invested assets at amortized cost	$6,288,639		$6,206,710		$6,191,489		$6,214,330		$6,130,518		$6,017,647
Investment leverage	2.68	x	2.72	x	2.79	x	2.83	x	2.50	x	2.30	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF SEPTEMBER 30, 2012 AND DECEMBER 31, 2011

	September 30, 2012		December 31, 2011
	Fair Value	Percentage	Fair Value	Percentage
Type of Investment
Cash and equivalents [a]	$869,809	13.3%	$913,492	14.5%
Short-term investments	62,713	1.0%	67,802	1.1%
U.S. government and government agencies notes	1,305,526	19.9%	1,269,123	20.1%
Government and agency guaranteed corporates	223,321	3.4%	351,825	5.6%
U.S. government agency residential mortgage-backed securities	977,482	14.9%	965,019	15.3%
U.S. government agency commercial mortgage-backed securities	35,645	0.5%	28,807	0.5%
Municipals	54,061	0.8%	53,517	0.8%
Foreign government	118,881	1.8%	74,997	1.2%
Corporate securities	1,201,284	18.4%	1,139,899	18.1%
Non-agency residential mortgage-backed securities	83,208	1.3%	114,662	1.8%
Non-agency commercial mortgage-backed securities	598,500	9.1%	518,483	8.2%
Asset-backed securities	455,055	7.0%	315,634	5.0%
Equity securities	83,085	1.3%	59,767	0.9%
Other investments [b]	478,911	7.3%	432,658	6.9%

Total	$6,547,481	100.0%	$6,305,685	100.0%

	Fair Value	Percentage	Fair Value	Percentage
Ratings [e]
U.S. government and government agencies notes	$1,305,526	23.0%	$1,269,123	23.5%
AAA/Aaa	1,119,526	19.7%	941,500	17.6%
AA/Aa	1,671,351	29.5%	1,665,593	30.9%
A/A	757,145	13.3%	776,251	14.4%
BBB	137,061	2.4%	130,864	2.4%
Below BBB	122,876	2.2%	114,716	2.1%
Not Rated	2,191	—	1,721	—
Equity securities	83,085	1.5%	59,767	1.1%
Other investments [b]	478,911	8.4%	432,658	8.0%

Total	$5,677,672	100.0%	$5,392,193	100.0%

			September 30, 2012		December 31, 2011
Performance
Yield [c]			3.0%		2.4%
Duration in years [d]			2.52		2.39

	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012	Quarter Ended Dec. 31, 2011	Quarter Ended Sept. 30, 2011
Investment Income
Cash and fixed income securities	$30,832	$31,840	$33,950	$33,705	$36,622
Other Investments	15,050	(74)	23,125	6,889	(22,522)

Total net investment income	$45,882	$31,766	$57,075	$40,594	$14,100

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Other investments includes investments in alternative and specialty funds.
	[c]	Earned yield for the quarter ending 9/30/12 and twelve months ending 12/31/11 excludes realized and unrealized gains and losses on fixed maturity investments.
	[d]	Duration excludes other investments and operating cash.
	[e]	Excludes cash and equivalents.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAIL

	September 30, 2012			December 31, 2011
Structured (RMBS, CMBS, ABS, CDO and CLO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio	Fair Value	Percentage	Percentage of Investment Portfolio
U.S. Government and agencies	$1,013,127	47.1%	15.4%	$993,826	51.2%	15.8%
AAA/Aaa	772,968	36.0%	11.8%	669,536	34.5%	10.6%
AA/Aa	180,410	8.4%	2.8%	101,792	5.2%	1.6%
A/A	79,976	3.7%	1.2%	83,472	4.3%	1.3%
BBB	47,680	2.2%	0.7%	34,905	1.8%	0.6%
Below BBB	55,729	2.6%	0.9%	58,852	3.0%	0.9%
Not Rated	—	—	—	222	—	—

Total	$2,149,890	100.0%	32.8%	$1,942,605	100.0%	30.8%

Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)	Fair Value	Percentage	Percentage of Investment Portfolio	Fair Value	Percentage	Percentage of Investment Portfolio
Commercial
Agency	$35,645	1.7%	0.5%	$28,807	1.5%	0.5%
Non Agency	624,670	29.1%	9.5%	537,920	27.7%	8.5%
Residential
Agency	977,482	45.4%	14.9%	965,019	49.7%	15.3%
Non Agency	91,701	4.3%	1.4%	115,304	5.9%	1.8%
Consumer	345,940	16.0%	5.4%	246,649	12.7%	3.9%
Collateralized Loan Obligations (CLO)	74,452	3.5%	1.1%	48,906	2.5%	0.8%

Total	$2,149,890	100.0%	32.8%	$1,942,605	100.0%	30.8%

Spread Duration 3.09 years

22

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF SEPT. 30, 2012

	September 30, 2012
ISSUER (1) (2) (4)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (3)
JPMORGAN CHASE & CO	$34,688	$35,623	$935	A
US BANCORP	32,483	33,947	1,464	A+
INTERNATIONAL BUSINESS MACHINES CORP	31,364	32,126	762	AA-
METLIFE INC	29,056	29,592	536	A
WAL-MART STORES INC	26,370	27,520	1,150	AA
PHILIP MORRIS INTERNATIONAL INC	24,693	26,081	1,388	A
NOVARTIS AG	23,647	25,042	1,395	AA-
NEW YORK LIFE INSURANCE COMPANY	24,075	24,991	916	AA+
MORGAN STANLEY	22,695	23,171	476	A-
PEPSICO INC/NC	18,149	19,285	1,136	A
BANK OF AMERICA CORP	18,092	18,975	883	A-
CAISSE DE DEPOT ET PLACEMENT DU QUEBEC	18,496	18,594	98	AAA
VERIZON COMMUNICATIONS INC	16,911	18,486	1,575	A-
PRINCIPAL LIFE GLOBAL FUNDING II	17,623	17,736	113	A+
EDISON INTERNATIONAL	16,668	17,657	989	A
AT&T INC	16,773	17,380	607	A-
GOLDMAN SACHS GROUP INC/THE	15,281	15,926	645	A-
NATIONAL GRID PLC	13,902	15,911	2,009	A-
BANK OF NOVA SCOTIA	15,532	15,629	97	AA-
MEDTRONIC INC	13,399	14,146	747	A+
HSBC HOLDINGS PLC	13,234	13,644	410	A+
BANCO SANTANDER SA	12,399	13,367	968	AA-
PFIZER INC	12,781	13,211	430	AA
CITIGROUP INC	12,316	12,768	452	A-
PRUDENTIAL FINANCIAL INC	12,391	12,693	302	A+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Represents weighted average credit quality of underlying issues.
(4)	Includes preferred equity securities.

23

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2012			NINE MONTHS ENDED SEPT. 30, 2012
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,984,622	$(618,447)	$3,366,175	$3,824,224	$(666,928)	$3,157,296
Incurred related to:
Current year	936,184	(473,019)	463,165	1,855,934	(747,652)	1,108,282
Prior years	(49,146)	(6,496)	(55,642)	(107,393)	15,298	(92,095)

Total Incurred	887,038	(479,515)	407,523	1,748,541	(732,354)	1,016,187

Paid related to:
Current year	(227,520)	112,524	(114,996)	(306,290)	148,961	(157,329)
Prior years	(149,583)	(91,153)	(240,736)	(762,096)	173,764	(588,332)

Total Paid	(377,103)	21,371	(355,732)	(1,068,386)	322,725	(745,661)

Foreign currency translation	14,885	(56)	14,829	5,063	(90)	4,973

Balance, end of period	$4,509,442	$(1,076,647)	$3,432,795	$4,509,442	$(1,076,647)	$3,432,795

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED SEPT. 30, 2012

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2012	$(7,847)	$(9,054)	$(16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)

Nine months ended September 30, 2012	$(38,919)	$(53,176)	$(92,095)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	$(70,779)	$(109,199)	$(179,978)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2011	SEPT. 30, 2011	DEC. 31, 2011
INSURANCE SEGMENT
Short tail[a]	$(4,655)	$(2,618)	$(4,447)	$(132)	$(4,182)	$(18,738)
Long tail[b]	(10,083)	(8,249)	(331)	(916)	(8,501)	(17,467)
Other[c]	(2,701)	(2,766)	(3,069)	482	272	(34,574)

TOTAL INSURANCE	(17,439)	(13,633)	(7,847)	(566)	(12,411)	(70,779)

REINSURANCE SEGMENT
Short tail[a]	(30,022)	(7,095)	(6,150)	(37,014)	(19,342)	(89,764)
Long tail[b]	(9,876)	(3,287)	(4,982)	(4,917)	(11,234)	(15,541)
Other[c]	1,695	4,463	2,078	418	(1,426)	(3,894)

TOTAL REINSURANCE	(38,203)	(5,919)	(9,054)	(41,513)	(32,002)	(109,199)

REPORTED TOTALS	$(55,642)	$(19,552)	$(16,901)	$(42,079)	$(44,413)	$(179,978)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.
[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, surety and other specialty and professional lines. The Company’s long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.
[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

26

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported Totals
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT SEPT. 30, 2012
Case reserves	$24,670	$401,257	$730,852	$1,156,779	$514,053	$305,309	$8,159	$827,521	$1,984,300
Total reserves	$51,689	$1,714,901	$868,496	$2,635,086	$837,986	$1,010,527	$25,843	$1,874,356	$4,509,442
Case reserves / Total reserves	47.7%	23.4%	84.2%	43.9%	61.3%	30.2%	31.6%	44.1%	44.0%

IBNR / Total reserves	52.3%	76.6%	15.8%	56.1%	38.7%	69.8%	68.4%	55.9%	56.0%
AT JUNE 30, 2012
Case reserves	$30,243	$391,391	$242,751	$664,385	$522,767	$305,735	$7,144	$835,646	$1,500,031
Total reserves	$57,482	$1,663,900	$392,441	$2,113,823	$850,284	$1,006,107	$14,408	$1,870,799	$3,984,622
Case reserves / Total reserves	52.6%	23.5%	61.9%	31.4%	61.5%	30.4%	49.6%	44.7%	37.6%

IBNR / Total reserves	47.4%	76.5%	38.1%	68.6%	38.5%	69.6%	50.4%	55.3%	62.4%
AT MAR. 31, 2012
Case reserves	$29,993	$408,703	$52,447	$491,143	$531,683	$292,812	$3,081	$827,576	$1,318,719
Total reserves	$56,263	$1,641,930	$172,143	$1,870,336	$888,327	$994,880	$7,286	$1,890,493	$3,760,829
Case reserves / Total reserves	53.3%	24.9%	30.5%	26.3%	59.9%	29.4%	42.3%	43.8%	35.1%

IBNR / Total reserves	46.7%	75.1%	69.5%	73.7%	40.1%	70.6%	57.7%	56.2%	64.9%
AT DEC. 31, 2011
Case reserves	$31,408	$404,377	$203,844	$639,629	$497,218	$284,619	$403	$782,240	$1,421,869
Total reserves	$57,721	$1,624,221	$255,601	$1,937,543	$902,492	$979,407	$4,782	$1,886,681	$3,824,224
Case reserves / Total reserves	54.4%	24.9%	79.8%	33.0%	55.1%	29.1%	8.4%	41.5%	37.2%

IBNR / Total reserves	45.6%	75.1%	20.2%	67.0%	44.9%	70.9%	91.6%	58.5%	62.8%
AT SEPT. 30, 2011
Case reserves	$28,669	$387,942	$370,589	$787,200	$488,768	$268,058	$573	$757,399	$1,544,599
Total reserves	$53,598	$1,582,357	$396,681	$2,032,636	$912,592	$957,963	$7,346	$1,877,901	$3,910,537
Case reserves / Total reserves	53.5%	24.5%	93.4%	38.7%	53.6%	28.0%	7.8%	40.3%	39.5%

IBNR / Total reserves	46.5%	75.5%	6.6%	61.3%	46.4%	72.0%	92.2%	59.7%	60.5%

27

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED SEPT. 30, 2012	YEARS ENDED DECEMBER 31,		INCEPTION TO SEPT. 30, 2012
		2011	2010
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$170,579	$(117,859)	$349,238	$2,511,960
Operating income (loss) available (attributable) to common and participating common shareholders	130,751	(152,303)	330,035	2,475,612
Average Shareholders’ equity [a]	2,281,020	2,414,659	2,617,718	1,993,737
Net income (loss) return on average equity	7.5%	(4.9)%	13.3%	11.7%	[c]
Operating return on average equity	5.7%	(6.3)%	12.6%	11.6%	[c]
Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$54.95	$50.56	$52.74	$54.95
Dividends paid per share	0.93	1.20	1.00	9.26
Change in diluted book value per common share	8.7%	(4.1)%	18.2%	17.1%	[c]

Total return to common shareholders [b]	10.5%	(1.9)%	20.5%	21.5%	[c]

[a]	Excludes the $430 million (2010—$200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
		2012	2011	2012	2011
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$37.28	$37.39	$38.40	$42.50
AS REPORTED	Basic weighted average common shares outstanding [a]	42,628	39,765	42,556	40,071
	Add: weighted avg. unvested restricted share units	2	9	3	11
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$26	$176	$26	$176
	Less: restricted share units bought back via treasury method	(1)	(9)	(1)	(11)
	Add: weighted avg. dilutive warrants outstanding	—	2,896	—	2,915
	Weighted average exercise price per share	—	$11.97	—	$11.97
	Less: warrants bought back via treasury method	—	(2,896)	—	(2,915)
	Add: weighted avg. dilutive options outstanding	85	560	96	775
	Weighted average exercise price per share	$24.68	$14.29	$24.02	$14.99
	Proceeds from unrecognized option expense	—	—	—	—
	Less: options bought back via treasury method	(56)	(560)	(60)	(775)

	Weighted average dilutive shares outstanding [b]	42,658	39,765	42,594	40,071

Notes: [a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2012	2011	2012	2011
Net income (loss)	$40,118	$(20,018)	$195,143	$(66,358)
Less preferred dividends	(8,188)	(8,188)	(24,564)	(15,938)

Net income (loss) available (attributable) to common and participating common shareholders	$31,930	$(28,206)	$170,579	$(82,296)
Less amount allocated to participating common shareholders [a]	(494)	(224)	(2,828)	(740)

Net income (loss) available allocated to common shareholders	$31,436	$(28,430)	$167,751	$(83,036)

Denominator:
Weighted average shares—basic	42,628	39,765	42,556	40,071

Share Equivalents
Options	29	—	36	—
Restricted share units	1	—	2	—

Weighted average shares—diluted	42,658	39,765	42,594	40,071

Basic earnings (losses) per common share	$0.74	$(0.71)	$3.94	$(2.07)

Diluted earnings (losses) per common share [b]	$0.74	$(0.71)	$3.94	$(2.07)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME (LOSS) RECONCILIATION

EARNINGS (LOSSES) PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2012	2011	2012	2011
Net income (loss)	$40,118	$(20,018)	$195,143	$(66,358)
Add (less) after-tax items:
Net foreign exchange losses (gains)	3,767	(4,153)	(12,857)	(7,822)
Net realized and unrealized investment gains	(9,691)	(775)	(27,708)	(25,514)
Net impairment losses recognized in earnings (losses)	131	240	737	2,819

Operating income (loss) before preferred dividends	$34,325	$(24,706)	$155,315	$(96,875)
Preferred dividends	(8,188)	(8,188)	(24,564)	(15,938)

Operating income (loss) available (attributable) to common and participating common shareholders	$26,137	$(32,894)	$130,751	$(112,813)
Less amount allocated to participating common shareholders [a]	(404)	(224)	(2,168)	(740)

Operating income (loss) allocated to common shareholders	$25,733	$(33,118)	$128,583	$(113,553)

Weighted average common shares outstanding
Basic	42,628	39,765	42,556	40,071
Dilutive	42,658	39,765	42,594	40,071
Basic per common share data
Net income (loss) allocated to common shareholders	$0.74	$(0.71)	$3.94	$(2.07)
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.09	(0.11)	(0.30)	(0.20)
Net realized and unrealized investment gains	(0.23)	(0.02)	(0.64)	(0.63)
Net impairment losses recognized in earnings (losses)	—	0.01	0.02	0.07

Operating income (loss) allocated to common shareholders	$0.60	$(0.83)	$3.02	$(2.83)

Diluted per common share data
Net income (loss) allocated to common shareholders	$0.74	$(0.71)	$3.94	$(2.07)
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.09	(0.11)	(0.30)	(0.20)
Net realized and unrealized investment gains	(0.23)	(0.02)	(0.64)	(0.63)
Net impairment losses recognized in earnings (losses)	—	0.01	0.02	0.07

Operating income (loss) allocated to common shareholders [b]	$0.60	$(0.83)	$3.02	$(2.83)

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings (losses) per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPT. 30,		DEC. 31,
		2012	2011	2011
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$38.50	$34.15	$38.25
AS-IF CONVERTED [a]	Basic common shares outstanding	42,631	39,770	42,367
	Add: unvested restricted shares and restricted share units	665	753	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$11.97	—
	Add: dilutive options outstanding	85	559	115
	Weighted average exercise price per share	$24.80	$14.29	$23.14
	Book Value [b]	$2,380,874	$2,205,950	$2,181,165
	Add: proceeds from converted warrants	—	34,665	—
	Add: proceeds from converted options	2,108	7,988	2,661

	Pro forma book value	$2,382,982	$2,248,603	$2,183,826
	Dilutive shares outstanding	43,381	43,978	43,212
	Basic book value per common share	$55.85	$55.47	$51.48
	Diluted book value per common share	$54.93	$51.13	$50.54
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$38.50	$34.15	$38.25
TREASURY STOCK METHOD	Basic common shares outstanding	42,631	39,770	42,367
	Add: unvested restricted shares and restricted share units	665	753	730
	Add: dilutive warrants outstanding	—	2,896	—
	Weighted average exercise price per share	—	$11.97	—
	Less: warrants bought back via treasury method	—	(1,015)	—
	Add: dilutive options outstanding	85	559	115
	Weighted average exercise price per share	$24.80	$14.29	$23.14
	Less: options bought back via treasury method	(55)	(234)	(70)

	Dilutive shares outstanding	43,326	42,729	43,142
	Basic book value per common share	$55.85	$55.47	$51.48
	Diluted book value per common share	$54.95	$51.63	$50.56

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

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ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income (loss) determined in accordance with GAAP, the Company believes that showing operating income (loss) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss). Please see page 31 for a reconciliation of operating income (loss) to net income (loss).

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 32 for a reconciliation of diluted book value per common share to basic book value per common share.

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